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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  October 22, 1998
                                                 ---------------------

                       RIO HOTEL & CASINO, INC.
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          (Exact name of Registrant as specified in charter)

                                Nevada
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            (State or other jurisdiction of incorporation)

        1-11569                                 95-3671082
------------------------             ---------------------------------
(Commission File Number)             (IRS Employee Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada                   89103
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (702) 252-7733
                                                  --------------------

                            Not applicable
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     (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

      On October 22, 1998, Rio Hotel & Casino, Inc., a Nevada corporation ("Rio"), amended and restated the terms and conditions of its 1995 Long-Term Incentive Plan (the "LTIP") and its 1991 Directors' Stock Option Plan (the "DSOP"). The LTIP and DSOP were each amended to clarify that the Company's common stock can be converted into or exchanged for other securities of the Company or any other corporation by reason of merger, reorganization or other similar corporate change. In addition, the DSOP was amended to allow the Board of Directors of Rio discretion to extend the exercise period for options granted under the DSOP. Each of the amendments was unanimously approved by the Board of Directors of Rio.

      The foregoing summary of the amendments to the LTIP and DSOP is not complete and is qualified in its entirety by reference to the text of the LTIP and DSOP, respectively, copies of which are filed as Exhibit 4.01 and Exhibit 4.02, respectively, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits.

          4.01    Rio   Hotel   &  Casino,  Inc.  1995  Long-Term
                  Incentive Plan, as amended October 22, 1998.

          4.02    Rio  Hotel & Casino, Inc. 1991 Directors' Stock
                  Option Plan, as amended October 22, 1998.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RIO HOTEL & CASINO, INC.
                                           (Registrant)

Date:  December 21, 1998         By:   /s/ Ronald J. Radcliffe
                                    -----------------------------
                                       RONALD J. RADCLIFFE
                                       Vice President, Chief
                                       Financial Officer and
                                       Treasurer

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                          EXHIBIT INDEX
                          -------------

EXHIBIT                                                  PAGE
NUMBER                     DESCRIPTION                   NUMBER
-------                    -----------                   ------

4.01      Rio Hotel & Casino, Inc. 1995 Long-Term           5
          Incentive Plan, as amended October 22, 1998.

4.02      Rio Hotel & Casino, Inc. 1991 Directors'          16
          Stock Option Plan, as amended October 22,
          1998.

                                4